Exhibit 10.27

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT TO LICENCE AGREEMENT

Made and entered in to this 23rd day of March 2010

By and between

YEDA RESEARCH AND DEVELOPMENT COMPANY LIMITED

a company duly registered under the laws of Israel of

P O Box 95, Rehovot 76100, Israel

(hereinafter, “Yeda”)

and

PROCHON BIOTECH LIMITED

a company duly registered under the laws of Israel having

its principal place of business at 7 Golda Meir Street,

Science Park, Nes Ziona, Israel

(hereinafter, “the Company”)

WHEREAS	the parties have entered into a Licence Agreement dated 6 January 2008, (“the Licence Agreement”); and

WHEREAS	in light of a collaboration agreement entered into between the Company and **** (as hereinafter defined) the parties have agreed to amend the Licence Agreement, as more particularly set out herein.

NOW THEREFORE IT IS AGREED BETWEEN THE PARTIES HERETO AS FOLLOWS:

1.	CAPITALISED TERMS, PREAMBLE AND HEADINGS

1.1	Capitalised terms in this Amendment (“this Amendment”) which are defined in the Licence Agreement shall have the same meaning attributed to them therein, unless otherwise defined in this Amendment.

1.2	The preamble hereto shall form an integral part of this Amendment.

1.3	The headings in this Amendment are intended solely for convenience or reference and shall be given no effect in the interpretation of this Amendment.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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2.	AMENDMENT OF LICENCE AGREEMENT

2.1	The Licence Agreement and this Amendment shall be read as one and shall represent the complete current understanding between the parties with respect to the subject matters hereof and thereof.

2.2	Subject only to the modifications contained herein, the provisions of the Licence Agreement shall remain unaltered and in full force and effect.

2.3	The following clause shall be added to the Licence Agreement as clause 1.2.1A:

“‘Collaboration Agreement”	–	shall mean a collaboration agreement dated 2005 entered into between the Company and **** (as hereinafter defined);”

2.4	The following clause shall be added to the Licence Agreement as clause 1.2.7A:

****

2.5	The following clause shall be added to the Licence Agreement as clause 4A:

“4A.	COLLABORATION AGREEMENT

4A.1	The Company acknowledges that the rights granted by it to **** pursuant to the Collaboration Agreement in respect of what is defined thereunder as the “Second Product” (the Company hereby declaring that what is defined as the “First Product” thereunder has never been and never will be developed), include the grant of rights to use Yeda’s rights in the Licensed Information and/or the Joint Patents, and that consequently, subject only to clause 4A.2 below:

(a)	all products defined in the Collaboration Agreement as “Products” (“Collaboration Agreement Products”) shall constitute Licensed Products under this Agreement;

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(b)	the Collaboration Agreement shall thus constitute a Sublicence and **** a Sublicensee;

(c)	royalties are due to Yeda in respect of Net Sales by the Company (or any Affiliated Entities thereof) of Collaboration Agreement Products;

(d)	all amounts received by the Company from **** in respect of Collaboration Agreement Products or additional Licensed Products (with the exception of amounts advanced to the Company by **** as participation in its process development costs, whether such participation is by way of shareholder loans or otherwise, as per the side letter between the Company and **** dated January 4, 2010 (“the Side Letter”), and subject to clause 4A.4 below) shall constitute Sublicensing Receipts; and

(e)	any additional products which may in future fall under the definition of “Covered Products”, as contemplated, inter alia, pursuant to clause 5 of the Collaboration Agreement (for the avoidance of doubt, including any products constituting First Products as defined in the Collaboration Agreement), shall constitute Licensed Products under this Agreement, unless the Company can prove, with respect to any specific Covered Product, that same does not constitute a Licensed Product hereunder;

(f)	the Company’s ability to permit any use of Yeda’s rights in the Licensed Information and/or the Joint Patents under the Collaboration Agreement shall expire automatically upon the termination of the Licence for any reason other than by passage of time only pursuant to clause 2.3 hereof;

4A.2	The provisions of clause 4A.1 notwithstanding, the provisions of clauses 2.4 and 4.1 hereof shall not (subject to clause 4A.4 below) apply to the Collaboration Agreement or to Collaboration Agreement Products, but the provisions of this Agreement, including but not limited to clause 4A.3 below, shall otherwise apply thereto.

4A.3	The Company shall pay to Yeda:

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(a)	subject to clause 4A.4 below, an amount equal to **** of all amounts received by the Company from **** (with the exception of amounts advanced to the Company by **** as participation in its process development costs, whether such participation is by way of shareholder loans or otherwise, as per the Side Letter); and

(b)	a royalty of **** of Net Sales by the Company (or any Affiliated Entities thereof) of any Collaboration Agreement Products.

The Company undertakes that it will not agree to any reduction in the percentage amounts payable to it by **** pursuant to the Collaboration Agreement.

4A.4	In reliance on the Company’s declaration hereby that all FGF variant provided to **** in connection with the Second Product pursuant to the Collaboration Agreement shall either (a) be sold by **** by way of incorporation in the Second Product (as defined in the Collaboration Agreement), or (b) shall be used for clinical trials purposes, ****

2.5	In clauses 4.3.1 and 4.5 there shall be added, after the words “this clause 4” the words “and clause 4A below”; for the avoidance of doubt, references in clause 4.3.2.1 to Products and Combination Products shall include (as appropriate) reference to Collaboration Agreement Products.

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2.6	In clause 4.3.2.1 there shall be added, as subclause (iv), the following: “details as to FGF variants supplied to **** by the Company and as to the Net Sales thereof of the Company to **** in cases where royalties are payable to Yeda on such Net Sales hereunder in accordance with clause 4A.4 above”.

3.	ENTIRE AGREEMENT

For the avoidance of doubt, this Amendment constitutes the entire agreement between the parties hereto in respect of the subject-matter hereof, and supersedes all prior agreements or understandings between the parties relating to the subject-matter hereof (including, any previous correspondence in this regard, between the parties, or on their behalf) and may be amended only by a written document signed by both parties hereto.

IN WITNESS WHEREOF the parties hereto have set their signatures:

for	YEDA RESEARCH AND DEVELOPMENT COMPANY LIMITED	for	PROCHON BIOTECH LIMITED

Signature:	/s/ Mudi Sheves /s/ Amir Naiberg	Signature:	/s/ Patrick O’Donnell

Name:	Prof. Mudi Sheves Amir Naiberg	Name:	Patrick O’Donnell

Title:	Chairman CEO	Title:	CEO

Date:		Date:	4-7-10

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.